Exhibit 99.1

Tuesday, June 16, 2026 -2:)7836(%=

;IPGSQIERH 3TIRMRK6IQEVOW 7:4'ETMXEP1EVOIXW6MWO8VIEWYVIV 6IRII'EQTFIPP

Disclosure Regarding Forward-Looking Statements

These slides (and the accompanying oral discussion) contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions made by management, considering its experience in the industries where Valmont operates, perceptions of historical trends, current conditions, expected future developments, and other relevant factors. It is important to note that these statements are not guarantees of future performance or results. They involve risks, uncertainties (some of which are beyond Valmont's control), and assumptions. Forward-looking statements may be accompanied by words such as "opportunities," "estimate," "outlook," "clear path," "target," "expect," "plan" and similar expressions. While management believes these forward-looking statements are based on reasonable assumptions as of the date made, numerous factors could cause actual results to differ materially from those anticipated. These factors include, among other things, risks described in Valmont's reports to the Securities and Exchange Commission ("SEC"), the Company's actual cash flows and net income, future economic and market circumstances, industry conditions, company performance and financial results, operational efficiencies, availability and price of raw materials, availability and market acceptance of new products, product pricing, domestic and international competitive environments, geopolitical risks, and actions and policy changes by domestic and foreign governments, including tariffs. The Company cautions that any forward-looking statements in this release are made as of its publication date and does not undertake to update these statements, except as required by law.

The Company may provide certain non-GAAP financial measures (adjusted diluted earnings per share and adjusted effective tax rate) on a forward-looking basis from time to time. These measures are typically calculated by excluding the impact of items such as foreign exchange, acquisitions, divestitures, realignment or restructuring expenses, goodwill or intangible asset impairment, changes in tax laws or rates, change in redemption value of redeemable noncontrolling interests, and other non-recurring items. To the extent the Company provides forward-looking non-GAAP financial measures, reconciliations to the most directly comparable GAAP financial measures are not provided, as the Company cannot do so without unreasonable effort due to the inherent uncertainty and difficulty in predicting the timing and financial impact of such items. For the same reasons, the Company cannot assess the likely significance of unavailable information, which could be material to future results.

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3

Today's Agenda



8:30 AM	**Welcome and Opening Remarks** Renee Campbell | SVP, Capital Markets & Risk / Treasurer
	Turning Market Leadership Into Profitable Growth Avner Applbaum | President & Chief Executive Officer
	North America Utility Deep Dive Chris Colwell | President, Infrastructure
	• **Fireside Chat: Utility Market Drivers** Joe Ulrich | VP / GM North America Utility Jean Rollins | Senior Advisor, Power Insights
	• **Fireside Chat: Innovation & Operational Excellence** Shannon Eggert | SVP Operations, North America Infrastructure Amit Blesser | Chief AI & Digital Transformation
	Driving Continuous Improvement Across Infrastructure Portfolio Greg Turi | President, Infrastructure
10:10 AM	**Q&A and Break**
10:45 AM	**Enabling Enhanced Productivity With Leading Agriculture Solutions** Darryl Matthews | Group President, Agriculture
	Generating Lasting Shareholder Value John Schwietz | Chief Financial Officer
	Closing Remarks Avner Applbaum | President & Chief Executive Officer
11:20 AM	**Q&A**

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4

8YVRMRK1EVOIX 0IEHIVWLMT-RXS 4VSJMXEFPI+VS[XL 4VIWMHIRX'LMIJ)\IGYXMZI3JJMGIV %ZRIV %TTPFEYQ

Resilient Utility Market Through 2030 Expected to Drive Growth

Utility Industry	Valmont North America Utility		
CapEx	**SAM**	**Pipeline**	**Net Sales**
$1.4T	**$53B**	**$6.7B**	**$2.5B**
Cumulative CapEx Forecast[1]	Cumulative Valmont TD&S Market Opportunity	Highly Visible 2026-2029E Valmont Specific Pipeline	2029E Net Sales 13% CAGR from 2025



[1] Source: PowerLines, April 2026.
SAM = Serviceable Addressable Market.

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7

WHAT YOU WILL HEAR TODAY

1. **Stronger Foundation Primed for Growth**
   Built a more robust, efficient foundation through strategic investments, positioning us for accelerated growth

2. **Clearly Defined Utility Growth Strategy**
   Capturing above-market growth through market leadership, differentiated customer engagement and disciplined execution

3. **Unlocking Value Through Strengthening Performance**
   Generate higher returns over time through commercial initiatives, process improvements and margin expansion

4. **Financial Strength to Compound Value**
   Leveraging advantaged financial position to fund growth and drive shareholder returns

Expect to Achieve
$35 EPS
by 2029E

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8

Valmont At-A-Glance | Trusted Partner for Global Infrastructure and Agriculture Markets

Omaha, NE
Headquarters

$10B+
Market Cap[1]

$4.1B
2025 Net Sales

$538M | 13.1%
2025 Adjusted[2] Operating Income & Margin

~11,000
Global Employees

21
Countries with Facilities

2025 Net Sales



5%
South America
11%
APAC
10%
EMEA
By Geography
74%
North America
25%
Agriculture
By Segment
75%
Infrastructure

2025 Segment Adj.[2] Operating Income & Margin



$535M | 17.3%
Infrastructure
$101M | 9.9%
Agriculture

Purposely Diversified Across Complementary Businesses to Drive Resilient, Long-Term Growth

[1] As of June 12, 2026.
[2] Please see Reg. G reconciliation to GAAP measures at the end of the presentation.

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9

Invested in Our Organization to Build a Stronger Foundation for Growth

Adjusted[1] Operating Income ($M) & Margin

+180 bps



$473
$525
$538
11.3%
12.9%
13.1%
2023
2024
2025

Adjusted[1] Diluted EPS

~13% CAGR



$14.98
$17.19
$19.09
2023
2024
2025

Better Mix, Higher Profitability, and Improved Throughput Cost Absorption

Refined and refocused portfolio to maximize performance where we have an exceptional right to win

Optimized organizational structure to align talent to growth, and create tighter connection between operations and commercial

Aligned talent and processes to a clearly defined capital allocation strategy to enable faster decision making and disciplined resource allocation

More Efficient Foundation Better Positions Us to Accelerate Growth, With a Significant Runway Ahead

[1] Please see Reg. G reconciliation to GAAP measures at the end of the presentation.

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10

Strong Financials Translated Into Outperformance for Shareholders

Total Shareholder Return[1]



154%
93%
69%
66%
72%
23%
1 Year
3 Years
5 Years
VMI
S&P 500



[1] July 12, 2021 – June 12, 2026; Source: FactSet.

11

6IRII 'EQTFIPP SVP, Capital Markets & Risk / Treasurer )VMG .SLRWSR Chief Accounting Officer 7SFLE 1YPYOYXPE Chief Information Officer .IRRMJIV 4EMWPI] Chief People Officer 8LI6MKLX0IEHIVWLMT8IEQMR4PEGIXS%GGIPIVEXI+VS[XLƐ %ZRIV %TTPFEYQ President & CEO +VIK 8YVM President, Infrastructure 'LVMW 'SP[IPP President, Infrastructure (EVV]P 1EXXLI[W Group President, Agriculture .SLR 7GL[MIX^ Chief Financial Officer

…Supported by an Experienced Board with Relevant Industry Expertise



Mogens Bay
Chairman, Valmont Industries



Catherine Paglia
Vice Chair of the Board and Lead Director
Enterprise Asset Management Inc.
Audit Committee
Human Resources Committee



Avner Applbaum
President &
Chief Executive Officer



Deborah Caplan
Retired EVP of Human Resources &
Corporate Services, NextEra Energy
Human Resources Committee



Ritu Favre
President, Test & Measurement Business Group NI, *now part of Emerson*
Chair, Audit Committee
Governance & Nominating Committee



Dr. Theodor Freye
Retired CEO, CLAAS KGaA
Governance & Nominating Committee



Richard Lanoha
President & CEO, Kiewit Corporation
Human Resources Committee



Paul Maass
CEO, The Scoular Company
Audit Committee



James Milliken
President, University of California
Audit Committee
Chair, Governance & Nominating Committee



Daniel Neary
Former Chairman & Retired CEO, Mutual of Omaha
Audit Committee
Chair, Human Resources Committee



Joan Robinson-Berry
Retired SVP & Chief Engineer, The Boeing Company
Human Resources Committee
Governance & Nominating Committee

Board Skills

- Board Leadership
- Industrial / Manufacturing
- Financial Background
- International
- Corporate Governance & Oversight
- Engineering
- Operations
- Information Technology
- Technology / R&D
- Utility / Energy

Board Attributes

~65 Years Average Age	~9.7 Years Average Tenure
>90% Independent	>35% Gender Diversity

New to VMI Board within last 5 years.

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13

(IPMZIVMRK-RHYWXV] 0IEHMRK7SPYXMSRWMR'VMXMGEP1EVOIXW 2IX7EPIWMR1MPPMSRW Lighting, traffic, and sign structures Finishing services, galvanizing, and painting Center pivot; linear and corner irrigation systems; aftermarket parts & tubular products Components, macro towers, concealment, and small cell Utility, L&T, Coatings, Telecom, and Solar Transmission, distribution, and substation %+6-'90896) -2*6%7869'896) 2%0-+,8-2+ 86%274368%8-32 2%'3%8-2+7 2%8)0)'31 -28)62%8-32%0 2%98-0-8= -66-+%8-32%+8)',

Solving Some of the World's Greatest Challenges

	Rising Energy & Connectivity Demand	Aging Infrastructure & Resilience	Productivity & Resource Efficiency
INDUSTRY CHALLENGE	Rising Energy & Connectivity Demand	Aging Infrastructure & Resilience	Productivity & Resource Efficiency
VALMONT SOLUTIONS	**Infrastructure** that **expands the grid, connects power** sources to communities, and **delivers energy** and information **Powering global connectivity** with telecom	**Engineered solutions** for long-term reliability under increasing stresses **Hot-dip galvanizing** extends the life of critical infrastructure	**Technology-enhanced pivots** help farmers produce more with less inputs **Utility and L&T solutions** enhance system performance
STRONG UNDERLYING SECULAR GROWTH	**2X+** Load growth expected in the next five years[1]	**>70%** Of U.S. grid infrastructure is >25 years old[2]	**~20%** More protein demand needed by 2035 using existing resources[3]

[1] Source: McKinsey Global Energy Perspective 2025
[2] Source: US Dept of Energy.
[3] Source: FAO 6 US Dept of Energy.

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Positioned to Win Through Expertise and Reliability



Commercial Leadership in Durable Markets

- **Deep industry & technical expertise** and long-standing customer relationships – partnering with **top utility companies**
- Unmatched Agriculture sales and service channel supported by a **global network** of **>600 dealer locations**
- **Founder** of **mechanized irrigation**



Industry-Leading Engineering

- **40+ years** of utility structures engineering expertise
- Differentiated and innovative **engineering** and **design capabilities**
- Comprehensive, **premium portfolio** of products and services



Resilient Operational Foundation

- High-value, integrated manufacturing capabilities across scaled, **global footprint**
- **Scale** drives cost efficiency and ensures reliable delivery of large, complex projects
- **Proven track record** of reliability, on-time execution, and quality

Our Differentiated Capabilities Are Difficult to Replicate and Are Critical to Win in the Markets We Serve

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16

(VMZMRK0SRK 8IVQ4VSJMXEFPI+VS[XL8LVSYKL/I]:EPYI(VMZIVW Accelerate above - market growth in Utility Deploy capital and resources with discipline Unlock efficiency & performance '%4896) 786)2+8,)2 )2%&0)

Proactively Capturing Significant, Multi-Year Opportunities in Utility

CAPTURE

Accelerate above market growth in Utility

STRATEGIC INITIATIVES

- Deepen Strategic Utility Partnerships to Accelerate Above-Market Revenue Growth
- Deploy Advanced Engineering to Solve Complex Customer Challenges
- Expand Capacity, Throughput, and Operational Flexibility



Driving Growth in Utility Through Strong Execution, Superior Customer Service, and Responsiveness

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18

Generating Greater Value From Our Strong Foundation

STRATEGIC INITIATIVES

STRENGTHEN

Unlock efficiency & performance

- Advance Commercial Excellence Across Infrastructure Portfolio
- Expand Agriculture Value Through Aftermarket, Ag Tech, and Emerging Markets
- Strengthen Engineering and Operational Capabilities to Scale and Expand Margins



Driving Continuous Improvement to Enhance How We Work and Deliver Structural Efficiency

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Focused on Disciplined Allocation of Resources Aligned With Core Business Needs

STRATEGIC INITIATIVES

ENABLE

Deploy capital and resources with discipline



- Prioritize Capital Toward Highest-Return Growth Opportunities
- Utilize Strong Cash Flows and Liquidity to Enhance Returns and Return Capital
- Align Talent and Resources to Execute in Core, High-Value Areas

Building a Future-Ready, High-Performance Organization Through Strategic Allocation of Resources

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Value Drivers: Delivering Long-Term Profitable Growth

		2025 – 2029E Approximate Incremental Contribution: Sales	2025 – 2029E Approximate Incremental Contribution: Adjusted[1] Diluted EPS
Capture Above-Market Growth in Utility	Utility partnerships with key market leaders Capacity and throughput expansions	$1B	$10
Strengthen to Unlock Efficiency & Performance[2]	Drive strategic commercial initiatives Advance engineering and operational excellence	$300M	$4
Enable Through Disciplined Resource Allocation	Programmatic share repurchases Capital allocation strategy aligned with business needs	N/A	$2

2029E Financial Outlook

$5.4B Net Sales

$35 EPS

Executing Our Long-term Strategy to Drive Market Outperformance

[1] Please see Reg. G reconciliation to GAAP measures at the end of the presentation.
[2] Sales and EPS include select Infrastructure product lines and Ag. EPS represents a net number and includes a reduction of $1 for a normalized tax rate of ~26%.

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A System Built to Convert Durable Demand Into Shareholder Value

WHY WE WIN

Market Leadership & Embedded Customer Relationships

Industry-Leading Engineering

Resilient Operational Foundation

X

VALUE DRIVERS

Capture Above-Market Growth in Utility

Strengthen to Unlock Efficiency & Performance

Enable through Disciplined Resource Allocation

=

DURABLE SHAREHOLDER VALUE

Expect to Achieve

$35 EPS

Positioned for Continued Compounding Beyond 2029E

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22

2SVXL%QIVMGE 9XMPMX](IIT(MZI 4VIWMHIRX-RJVEWXVYGXYVI 'LVMW'SP[IPP

2SVXL%QIVMGE9XMPMX](VMZMRK:EPQSRXƆW 2I\X'LETXIVSJ4VSJMXEFPI+VS[XL (MJJIVIRXMEXIH'ETEFMPMXMIW)REFPI3YXTIVJSVQERGI Driving outperformance in a growing market through differentiated capabilities, deep customer integration, and proven execution 9RMUYIP]4SWMXMSRIHJSV(YVEFPI1YPXM =IEV+VS[XL Multiple strong market drivers represent unprecedented climate of growth 8VYWXIH4EVXRIVWLMTWERH-RRSZEXMSR(VMZI-RHYWXV]0IEHIVWLMT Leveraging decades of trust built with our customers and selective approach to address complex challenges (IPMZIVMRKSRE'VIHMFPI4PERXS'SRZIVX1EVOIX+VS[XLMRXS)47 Scaling throughput through investments in capacity, operational excellence, and digital enablement

'ETXYVMRK+VS[XLMR2SVXL%QIVMGE9XMPMX]ERH'SEXMRKW 2IX7EPIWMR1MPPMSRW *=:EPQSRX9XMPMX]7EPIW By Product Substation Transmission Distribution 2%9XMPMX]7EPIW Lighting, traffic, and sign structures Finishing services, galvanizing, and painting Components, macro towers, concealment, and small cell Utility, L&T, Coatings, Telecom, and Solar Transmission, distribution, and substation 2%0-+,8-2+ 86%274368%8-32 2%'3%8-2+7 2%8)0)'31 -28)62%8-32%0 2%98-0-8= -2*6%7869'896)

1EVOIX7XVIRKXL 9RTVIGIHIRXIH'PMQEXISJ +VS[XL

We Are at the Center of the North American Utility Ecosystem

WHERE WE PLAY TODAY



Power Generation

Transmission

~40% Market Share[1]

High & extra-high voltage steel structures (69kV to 765kV)

Substations

~30% Market Share[1]

Steel structures, packaging; controls voltage & flow

Distribution

<5% Market Share[1]

Steel, concrete, & composite structures; low voltage lines

Businesses, Homes, etc.

Serving Our Customers as the Market Leader Across the Utility Ecosystem With a Full Suite of Solutions

valmont

[1] Valmont participates in these focused market subsets of the Utility TD&S Infrastructure market value chain; the Company's addressable market share of these subsets represents only a fraction of total spending in that market.

27

Rising Load and Grid Resiliency Needs Are Driving Long-Term Transmission and Infrastructure Investment

LOAD GROWTH & EXPANSION

Data Centers
AI-driven demand increasing baseload requirements

Industrial Expansion & Electrification
EVs, building electrification, and on-shoring of manufacturing drive demand

Interconnection
Expansion of grid to meet growing demand

GRID HARDENING & RESILIENCY

Replacement
Grid optimization and aging infrastructure

Reliability
Redundancy and faster restoration capabilities

Hardening Programs
Extreme weather & climate mitigation

SUSTAINED UTILITY CAPITAL INVESTMENT

Utilities are expected to invest

~$1.4T

in grid infrastructure through 2030[1]

[1] Source: PowerLines, April 2026.

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28

Fireside Chat

Utility Market Drivers



Joe Ulrich

VP / GM,
North America Utility



Jean Rollins

Senior Advisor,
Power Insights



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29

Growing Electricity Demand Requires Significant Transmission Expansion

Load Growth

Demand Growth[1]


TWh
Data centers
Traditional electrification
~300
~700
3,800
4,100
4,800
2010
2025
2030

Capacity Needs

Installed Capacity


GW
Solar / wind
Rest
~300
1,322
1,631
2024
2030

Line Miles Needed

Load growth & generation capacity will be supported by Transmission & Substation buildout across the US

+65k

New & Upgraded Line Miles to Meet Demand by 2030[2]

Rising Power Demand Directly Increases Transmission Infrastructure Demand for Valmont

[1] Source: McKinsey Global Energy Perspective 2025

[2] Based on existing transmission lines as of 2025 and current GW of capacity.

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30

Announced Transmission Projects Indicate Sustained Infrastructure Buildout

Announced Transmission Line Miles[1]


Thousands
16
14
12
10
8
6
4
2
0
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
765 kV
345-500 kV
<345 kV
In Planning

Transmission Expansion Aligns With Valmont's Core Market

- Significant announced transmission project activity through 2030
- Majority of planned line miles fall at or below 500kV

Valmont is the market leader in 500kV structures and below
resulting in almost all projects being opportunistic

Visible Transmission Project Activity Supports Sustained Infrastructure Investment

valmont

[1]Source: Power Insights Transmission and Distribution Forecast.

31

Utility Capital Investment Supports a Sustained Infrastructure Expansion Cycle 7SYVGI 4S[IV0MRIW %TVMP 9XMPMXMIW%VI)\TIGXIHXS-RZIWXb8MR+VMH-RJVEWXVYGXYVI 8LVSYKL 0 100 200 300 400 Thousands  20 27  20 28  2029  20 30  2035  2026 *EGXSVW)\XIRHMRKXLI7TIRH']GPI )WXMQEXIH 'ET)\ -RZIWXQIRX ($Bn) Generation TD&S Other p.a. p.a. 'VMXMGEP)UYMTQIRX%ZEMPEFMPMX] Long lead - time equipment remains supply constrained 0EFSV%ZEMPEFMPMX] High construction demand and limited training pipeline 4IVQMXXMRK Approvals and ROW acquisition continue to extend project timelines %JJSVHEFMPMX] Utilities remain focused on balancing investment with customer rate impacts

Utility Investment Is Expanding Valmont's Addressable Market

Cumulative Utility CapEx & Valmont SAM 2026 – 2030



Other
~$1.4T
Total Utility CapEx[1]
46%
TD&S
Generation
Labor
~$644B
Total Utility TD&S Infrastructure
8%
TD&S Poles
Engineering
Overhead
Materials
Transmission
Distribution
~$53B
Total Valmont TD&S SAM[2]
Substation

2026 – 2030

$8B - $13B

Yearly SAM

10% Growth



Utility Infrastructure Investment Continues to Expand Valmont's Market Opportunity

[1] Source: PowerLines, April 2026.
SAM = Serviceable Addressable Market.

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33

Strong Utility Relationships Provide Meaningful Demand Visibility

$6.7B Highly Visible 2026-2029E Valmont Specific Pipeline

Long-Term Regional Planning

High-level grid planning and process (2 to 4 years)

+

Alliance Partnerships

Strong alliance partnerships

+

Siting & Engineering

Work closely with Valmont to develop solutions

+

Utility Capital Deployment

Understanding of projects and associated capital

Early Customer Engagement Supports Disciplined Long-Term Growth Planning

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34

Resilient Market Through 2030 Expected to Drive Valmont Growth

Market Drivers	Utility Investment		Valmont Opportunity
Load growth, resiliency, and expansion	300+ GW Generation growth	65k Incremental line miles	10% Valmont Transmission, Distribution, & Substation SAM Growth
+2x Demand Growth	$1.4T Cumulative Utility CapEx[1]		$53B Valmont TD&S Market Opportunity[2]

[1] Source: PowerLines, April 2026.
SAM = Serviceable Addressable Market.

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35

:EPQSRX'SQTIXMXMZI %HZERXEKIWERH7XVEXIK] 3YV9RMUYI6MKLXXS;MR

7YWXEMREFPI'SQTIXMXMZI%HZERXEKIW Ƃ -RHYWXV] 0IEHMRK'ETEFMPMXMIW 8VYWXIHTEVXRIV long history of demonstrated performance and quality (MZIVWMJMIH2SVXL %QIVMGERQERYJEGXYVMRK capabilities and footprint &VIEHXL of product offerings aligned to customer needs and challenges )\TIVMIRGIH'SQQIVGMEP XIEQ and PSRK WXERHMRK GYWXSQIVVIPEXMSRWLMTW Competitive Advantages 7XVSRKIRKMRIIVMRK and XIGLRMGEP GETEFMPMXMIW at scale Trusted Partner With Proven Expertise, Supporting Customers in Executing Complex, High - Impact Projects

(VMZMRK0SRK 8IVQ4VSJMXEFPI+VS[XL8LVSYKL/I]:EPYI(VMZIVW '%4896) Accelerate above - market growth in Utility

Differentiated Utility Customer Model

Driving Profitability and Capacity Efficiency Through Customer Partnerships

ALLIANCE CONTRACTS PROVIDE BASELOAD VOLUME

Top 20 IOUs account for **40%** of Industry CapEx Spend

Trusted partner to **industry-leading** IOUs in North America

DISCIPLINED BID MARKET PARTICIPATION

Targeted capture of attractive opportunities

- Aligning With Industry-Leading Utilities
- Diversifying Customer Base
- Enabling Predictable Results



Long-standing relationships built on quality, reliability, and delivery

American Electric Power, evergy, ppl, ITC A Fortis Company, LCRA, Ameren, MidAmerican Energy Company, nationalgrid, DTE, FirstEnergy, PG&E Pacific Gas and Electric Company, OPPD Omaha Public Power District

Leveraging Alliance Stability While Targeting Attractive Bid Opportunities

valmont

IOU = Investor-Owned Utility.

39

Delivering Innovative Solutions with Industry - Leading Quality and Increasing Speed (VMZI-RRSZEXMSRXS7SPZI'YWXSQIVWƆ'SQTPI\2IIHW /)=398'31)7+3%07 786%8)+-'-2-8-%8-:)7 %PMKRMRKTSVXJSPMS with evolving market demands Developing WGEPEFPI WSPYXMSRW to grow the portfolio and deliver greater impact 4EVXRIVMRK[MXLGYWXSQIVW to develop high - impact solutions %GGIPIVEXMRKMRRSZEXMSR to deliver solutions faster through streamlined design, quoting, and delivery 1EVOIX%PMKRQIRX 'YWXSQIV-QTEGX 7GEPEFPI+VS[XL 7TIIHXS1EVOIX

7SPZMRK'SQTPI\'YWXSQIV4VSFPIQW`344(

7GEPMRK4VSJMXEFP] -RGVIEWMRK7]WXIQ 8LVSYKLTYX

Continue Fueling Utility Business as Infrastructure’s Growth Engine and Capitalize on Record Market Growth -RZIWXMRKMRXLI9XMPMX]7]WXIQXS'ETXYVI &SJ-RGVIQIRXEP9XMPMX]6IZIRYIF]) *6328)2( &%'/)2( Engineering Materials Planning Drafting Supply Chain Scheduling Manufacturing 398'31)7 Footprint utilization & flexibility Capacity build - out ahead of demand Strong ROI on brownfield projects Improved front - end and back - end throughput and scheduling 'SSVHMREXIHGETEGMX]TPER across people, processes, AI, digital tools, and physical assets XSMRGVIEWIXLVSYKLTYXERHHVMZITVSHYGXMZMX] Increasing XLVSYKLTYX SJIRXMVI W]WXIQ to execute on & of incremental Utility revenue

*MVIWMHI'LEX .SST[FYNTS4UJWFYNTSFQ*]HJQQJSHJ 7LERRSR)KKIVX SVP Operations, North America Infrastructure %QMX&PIWWIV Chief AI & Digital Transformation

Utility Coatings *PI\MFPI1ERYJEGXYVMRKXS1IIX3YV'YWXSQIVWƆ2IIHW Extensive Footprint Enables Growth and Reduces Execution Risk 786%8)+-'*33846-28)<)'98-32 Leveraging scale and flexibility across 16 Utility manufacturing facilities in North America Adding capacity and throughput into our operations Operational network allows us to support a diverse and variable product mix Coatings extensive footprint enhances delivery speed and responsiveness

Disciplined Operating System Built to Capture Market Demand

Engineering Processes
Reliable and market leading capabilities and expertise

→

Sales & Operations Planning Discipline
Deliver reliable commitments and predictable execution

→

Supply Chain Execution
Build resilient, agile, performance-driven supply chains

→

Engaged Workforce & Strong Culture
A safety-first culture with empowered teams and clear accountability

→

Advanced Manufacturing Technology
Invest in AMET and proprietary equipment to increase throughput, quality, and capabilities

→

Enhanced Capital Deployment Process
Fund the right investments at the right time

Capturing Utility Growth Through a Stronger, More Agile Operating System

Delivering for Our Customers with Systems Built to Sustainably Execute on Market Growth

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46

Master Scheduling with AI

Unlocking Throughput Across Our Manufacturing Footprint

TRADITIONAL SCHEDULING	AI SCHEDULING
Fixed Planning Logic	Dynamic Scheduling
Plant-Level Scheduling	Machine-Level Optimization
Human-Driven Decisions	Human & AI Together

Implementation progressing

in multiple Utility facilities

Up to 5%

directional throughput potential without additional labor or equipment



Increasing Throughput Without Proportional Additions of Labor or Equipment

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47

Accelerating Engineering Productivity at Scale

Leveraging Decades of Proprietary Engineering Knowledge

Document Intelligence

Highlight relevant requirements

Design Search

Build on existing designs

Quality Validation

Automate engineering reviews



Estimated

15%

Engineering Productivity Improvement Potential

Turning Proprietary Engineering Knowledge into Scalable Productivity

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48

Optimizing Supply Chain Performance

Aligning Materials, Inventory, and Production Through AI



INVENTORY OPTIMIZATION
SMARTER PROCUREMENT
CONNECTED OPERATIONS

Driving Inventory Efficiency, Better Purchasing Decisions, and Operational Responsiveness

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49

Optimizing the Operating System with AI

Engineering Processes	Sales & Operations Planning Discipline	Supply Chain Execution	Engaged Workforce & Strong Culture	Advanced Manufacturing Technology	Enhanced Capital Deployment Process

More Scalable	More Responsive	More Capital Efficient

Building a More Scalable, Responsive, and Capital-Efficient Operating System

valmont

50

'ETEGMX])\TERWMSR8LVSYKL3TXMQM^MRK *EGXSV]*PS[ 786%8)+-'-2-8-%8-:)` Removing bottlenecks, improving material handling, reflow fit and weld, and increasing equipment utilization Utilizing advanced manufacturing technology Predicting and proactively addressing constraints Enhancing factory layout Implemented in three months Small capital project, approximately double factory throughput Reconfigured fit and weld stations, added crane Increased staff and front - end capacity 398'31)`

'ETEGMX])\TERWMSR8LVSYKL,MKL 6IXYVR &VS[RJMIPH3TTSVXYRMXMIW 786%8)+-'-2-8-%8-:)` Fully utilizing high - value assets and deploying advanced manufacturing Adding roofline and/or new facilities on existing land Leveraging experienced site leadership and workforce Existing customer approvals for the site accelerates speed to market Expected completion in <12 months Mid - sized capital project will add ~40% more factory output Adding roofline and repurposing equipment from product deselection Utilizing strong leadership 398'31)`

(VMZMRK-RRSZEXMSRMR1ERYJEGXYVMRK`&VIRLEQ8<

4EXLXS7YGGIWW :EPYI'VIEXMSR*PS[

Value-Creation Bridge: How $1B Revenue Becomes $10 EPS

Turning Market Leadership Into Value Through Disciplined Capacity Deployment And Margin Execution

2025 – 2029E

~$1B
Incremental Utility Sales

→

~$10
EPS Contribution[1]

1 DEMAND
- Alliance Customers
- Utility CapEx Tailwinds
- Visible Project Pipeline

2 CAPACITY UNLOCK
- Flow Improvements
- Brownfield Expansion
- Flexible Manufacturing

3 PRODUCTIVITY
- Engineering Throughput
- AI Scheduling
- Material Flow

4 MARGIN CONVERSION
- Mix & Selectivity
- Operating Leverage
- High-Return Capacity

Driving EPS Growth through Customer Focus, Capacity Expansion, AI Productivity, and Operating Efficiencies

valmont

[1] Please see Reg. G reconciliation to GAAP measures at the end of the presentation.

55

North America Utility Driving Valmont's Next Chapter of Profitable Growth

Uniquely Positioned for Multi-Year Growth

Differentiated Capabilities Enable Outperformance

Trusted Partnerships and Innovation Create Industry Leadership

Strategic Investments to Scale and Position for Ambitious Growth Trajectory



North America Utility Outlook
2025 – 2029E

~$2.5B
13%+ CAGR
2029E Sales

$6.7B
Highly Visible Project Pipeline

~$10
Incremental EPS[1]

[1] Please see Reg. G reconciliation to GAAP measures at the end of the presentation.

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56

(VMZMRK'SRXMRYSYW -QTVSZIQIRX%GVSWW -RJVEWXVYGXYVI 4SVXJSPMS 4VIWMHIRX-RJVEWXVYGXYVI +VIK8YVM

7GEPMRK4VSZIR-RJVEWXVYGXYVI3TIVEXMRK1SHIP 7XVSRK*SYRHEXMSRSJ4VIQMYQ1EVOIX4SWMXMSRW Market leadership, customer relationships, engineering expertise, and global scale create a differentiated right to win  %TTP]MRKE4VSZIR3TIVEXMRK1SHIP)\TERHW1EVKMRWERH6IXYVRW Commercial discipline, engineering leverage, and operational alignment create focus, scale, and leverage 'VMXMGEP-RJVEWXVYGXYVI1EVOIXW7YTTSVX'SRWMWXIRX+VS[XL Diversified portfolio supporting connectivity, resiliency, safety, and energy create long - term market opportunities 9RPSGOMRKXLI*YPP4SXIRXMEPSJXLI4SVXJSPMS Disciplined continuous improvement delivers clear path to earnings expansion

Driving Efficiency Across Diverse Infrastructure Portfolio

2025 Net Sales in Millions







INFRASTRUCTURE

NA UTILITY	NA COATINGS	NA LIGHTING & TRANSPORTATION	NA TELECOM	INTERNATIONAL
$1,471	$236	$509	$293	$590
Transmission, distribution, and substation	Finishing services, galvanizing, and painting	Lighting, traffic, and sign structures	Components, macro towers, concealment, and small cell	Utility, L&T, Coatings, Telecom, and Solar

Global Infrastructure Leader

- Sustainable demand driven by infrastructure replacement, transportation safety, connectivity, and resiliency
- Earned premium positions in diversified portfolio

2029E Sales
LSD – MSD CAGR

valmont

LSD = Low-single Digit; MSD = Mid-single Digit

59

'SQTIXMXMZI%HZERXEKIW8VERWPEXI-RXS,MKLIV 5YEPMX]+VS[XLERH 6IXYVRW Premium QEVOIXPIEHIVWLMT positions 8IGLRMGEPI\TIVXMWI and MRRSZEXMZITVSHYGXW 'YWXSQIV GIRXVMG problem solving and solutions 6IPMEFPI operations, execution, and speed - to - market +PSFEP manufacturing, supply chain, and sourcing WGEPI Right to Win Market Leaders With Innovative Premium Products and Solutions Delivered Through Global Supply Chain

(VMZMRK0SRK 8IVQ4VSJMXEFPI+VS[XL8LVSYKL/I]:EPYI(VMZIVW 786)2+8,)2 Unlock efficiency & performance

Disciplined Execution Across a Diverse Infrastructure Portfolio

		Success Metrics
1 **Commercial Excellence** Strengthen product line management	‣ Focus resources on where returns are highest ‣ Optimize mix and value-based pricing ‣ Reduce cost-to-serve	Product line management model, deployed across the portfolio
2 **Industry-Leading Engineering** Scale differentiated engineering expertise	‣ Strengthen specification positioning ‣ Accelerate customer-driven innovation ‣ Improve speed-to-customer and reduce complexity	Increasing engineering productivity and throughput
3 **Global Operations** Optimize global footprint	‣ Improve customer responsiveness ‣ Enhance supply resiliency ‣ Increase utilization to expand margins	Unlocking fixed cost leverage through better utilization of existing capacity


Building a Scalable, Higher-Return Infrastructure Portfolio

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Expertise, Innovation, Customer Solutions, and Global Scale Deliver Premium Returns 'EWI7XYH]`8IPIGSQ'SQTSRIRXW -QTPIQIRXEXMSRSJ3TIVEXMRK1SHIPMR,EW(IPMZIVIH 'YWXSQIV&IRIJMXW3TIVEXMSREP)JJMGMIRG] '97831)6&)2)*-87 Ease of access to innovative, quality products through e - commerce platform Reliable delivery within 24 hours Value proposition allows for premium pricing and accretive margins with low capital requirements Ability to scale into new markets and continuously add products to portfolio :%01328&)2)*-87 'SQQIVGMEP )\GIPPIRGI -RHYWXV] 0IEHMRK )RKMRIIVMRK +PSFEP 3TIVEXMSRW Focused on driving customer specification position and pushing voice of customer to launch innovative premium products Industry - leading engineering expertise and standards leadership accelerate innovation and speed - to - market Combine global supply chain with regional delivery model to achieve customer loyalty through industry best delivery

Value-Creation Bridge: How Infrastructure Portfolio Contributes $3 EPS

Durable Demand, Combined with Disciplined Focus on Customer Value and Resource Allocation, Drives Operating Leverage

1 DEMAND
- Growing at low-to-mid single digit CAGR

2 RESOURCE ALLOCATION
- High-value opportunities
- Product lifecycle
- Mix management

3 SCALE
- SG&A leverage
- Supply models
- Systems and processes

4 MARGIN EXPANSION
- Value propositions
- Capacity utilization
- Premium pricing

2025 – 2029E

~$3
Incremental EPS Contribution[1]

Operating Model Drives Earnings Expansion Through Strengthened End-to-End Focus

[1] Please see Reg. G reconciliation to GAAP measures at the end of the presentation.

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64

Well-Positioned to Win in Infrastructure

Critical Infrastructure Markets Support Consistent Growth

Strong Foundation of Premium Market Positions

Applying a Proven Operating Model Expands Margins and Returns

Unlocking the Full Potential of the Portfolio



Infrastructure Outlook
2025 – 2029E
~$200M
Incremental Sales
~$3
Incremental EPS[1]

[1] Please see Reg. G reconciliation to GAAP measures at the end of the presentation.

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65

5%

&VIEO

)REFPMRK)RLERGIH 4VSHYGXMZMX];MXL 0IEHMRK%KVMGYPXYVI 7SPYXMSRW +VSYT4VIWMHIRX%KVMGYPXYVI (EVV]P1EXXLI[W

Agriculture Driving Long-Term Value Creation

Structural Tailwinds Support Long-Term Growth

Global food demand and resource constraints drive sustained need for higher agricultural productivity

Leader in Irrigation, Positioned to Win

Market-leading irrigation platform and best-in-class dealer network position us to capture global secular growth

Margin-Accretive Growth from Aftermarket and Technology

Expanding aftermarket and technology penetration increases recurring revenue and drives margin expansion

Disciplined International Expansion Drives More Profitable Growth

Targeted expansion across Brazil, broader South America, the Middle East, and Africa



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69

Agriculture Overview

2025 Agriculture Sales Mix


50%
International
$1.0B
25%
of
Valmont Sales
50%
North America

2025 Adjusted[1] Operating Income ($M) & Margin


$138
12.8%
2024
$101[2]
9.9%
2025

14.8%
Q1'26
Operating
Margin





Leveraging Unique Position in Global Agriculture Market to Deliver Leading Irrigation and Technology Solutions

[1] Please see Reg. G reconciliation to GAAP measures at the end of the presentation.
[2] 2025 includes operational impacts not expected to recur at the same level

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70

%KVMGYPXYVI7EPIW Aftermarket Parts & Technology Services Irrigation Equipment Full Suite of Solutions Enabling Farmers to Do More With Less %KVMGYPXYVI4SVXJSPMS3ZIVZMI[ 4VSHYGXW -VVMKEXMSR)UYMTQIRX Center pivot, linear, and corner machines International sales and large - scale projects Turnkey design and project management Tubular products %JXIVQEVOIX4EVXW8IGLRSPSK] 7IVZMGIW Aftermarket parts Suite of tech solutions AgSense ® 365 Advanced monitoring and control Analysis and automation

Well-Positioned to Capture Long-Term Secular Growth Drivers

- **Growing population and increased protein consumption** are driving food and feed growth globally
- **Increasing weather volatility** leading to replacement demand and risk mitigation adoption
- Public and private sponsored **food security initiatives**

Over **130 million tons** of additional feed production by 2034 to supply increased demand[1] requires potential for **>120,000 new center pivots**; increased protein consumption is a grain productivity story

Drivers of 20% growth in protein consumption by 2035[1]

79% Yield Improvement

21% Land Use Shifts

Largest Irrigation Installed Base

$2.5B SAM Global Market



Other Regional Competitors
Competitor C
Competitor B
Competitor A
Global Irrigation Market Share
~40% Valmont Market Share[2]

Water Efficiency and Productivity Are the Path to Meeting Future Food Demand

[1] OECD-FAO Agricultural Outlook 2025-2034.
[2] Company Estimates.
SAM = Serviceable Addressable Market.

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72

4MZSX-VVMKEXMSREWE7GEPEFPI,MKL )JJMGMIRG]7SPYXMSR Optimizing Efficiency and Delivering Compelling Long - Term ROI (IPMZIVMRKSTXMQEPFEPERGISJIJJMGMIRG]WGEPEFMPMX]ERH VIXYVRSRMRZIWXQIRXJSVEKVMGYPXYVI Higher water - use efficiency vs. other types of irrigation Improved yield consistency and output stability 4-:38-66-+%8-32%(:%28%+)7 Reduced labor intensity and operating costs Multi - decade asset life with attractive payback profile 7SYVGI/ERWEW7XEXI9RMZIVWMX] 7SYVGI 9RMZIVWMX]SJ*PSVMHE 7SYVGI 9RMZIVWMX]SJ2IFVEWOE Baseline returns compared to rainfed results are magnified in certain conditions and regions, especially Brazil ;%8)67%:-2+7 =-)0( -1463:)1)28 =6 4%=&%'/4)6-3(

+PSFEP:EPQSRX%KVMGYPXYVI1EVOIX3TTSVXYRMX] Irrigation Demand Is Supported by Structural Drivers Globally, Despite Cyclical Variability 0% 10% 20% 30% 40% 50% 60% 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 2025 :EPPI] o 2SVXL%QIVMGER'IRXIV4MZSX Ɖ6ITPEGIQIRXƊ7EPIW as a Percentage of Total Sales 2)%6 8)61 032+ 8)61 2SVXL%QIVMGE -RXIVREXMSREP  Current pivot demand is near a historical floor, a level reached only five times over the past 35 years Replacement demand has grown from 13% to more than 50% of center pivot sales over the past 35 years Credit headwinds persist in Brazil, but long - term growth fundamentals remain attractive Near - term geopolitical disruption creates headwinds, but Middle East demand remains supported by structural water scarcity and food security needs North American farm consolidation and expanded focus on large strategic accounts Increasing grower demand for technology - enabled solutions that improve water efficiency, uptime, and labor productivity Focus on access to water and power as well as increasing need for domestic food production Brazil’s multiple annual crop cycles support sustainable growth and superior irrigation ROI

7YWXEMREFPI'SQTIXMXMZI%HZERXEKIW Ƃ -RHYWXV] 0IEHMRK'ETEFMPMXMIW 9RQEXGLIHHIEPIVRIX[SVO with over 600 dealer locations around the world (MJJIVIRXMEXIH high quality XIGLRSPSK] products (VMZMRKMRRSZEXMSR and MRGVIEWMRK JEVQIVTVSHYGXMZMX] through water optimization, uptime, and operating time 7MKRMJMGERXMRWXEPPIHFEWI with over 250k Valley ® pivots 0IEHMRKXVYWXIH brand with ]IEVW of IWXEFPMWLIH GVIHMFMPMX] and history Competitive Advantages Trusted Partner With Proven Expertise, Supporting Customers in Executing Complex, High - Impact Projects

(VMZMRK0SRK 8IVQ4VSJMXEFPI+VS[XL8LVSYKL/I]:EPYI(VMZIVW 786)2+8,)2 Unlock efficiency & performance

Installed Base of >250k Pivots Globally Drives Aftermarket and Technology Growth

STRATEGIC INITIATIVES	KEY OUTCOMES & GOALS
Technology | *Drive Growth Globally* - Leverage strong market position with **40% global connected penetration** - **Capture growing International opportunities** – adoption below North America	- **Double-digit growth** in annual recurring revenue - ARR of **$39M** in 2025
Aftermarket Parts | *Capture Growing Market Opportunity* - **Build on leading market position** – every $100k pivot sold drives ~$50k parts over 10 years - **Leverage B2B e-commerce platform** for parts ordering, genuine OEM parts for multiple generations, & competing brands to capture near-term North America demand	- Growing share of **$1.3B** global aftermarket opportunity - Aftermarket revenue of **$232M** in 2025



Driving Higher Margin Revenues with Aftermarket Parts & Technology Offerings

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4VSEGXMZI1EGLMRI(MEKRSWXMGW(VMZIW8IGLRSPSK]%JXIVQEVOIX

Case Study | Proactive Machine Diagnostics

Providing Our Customers With Greater Insights to Maximize Productivity and Lower Costs

BACKGROUND / INDUSTRY NEED

Difficult to detect mechanical issues **costing time and labor costs which have risen 25% over the past 5 years**[1]

Unexpected downtime and **uneven irrigation which can result in 3% to 8% daily yield loss in corn**[2]

UNIQUE VALMONT SOLUTION

Valley® Machine Diagnostics, integrated within Agsense® 365, **provides real-time monitoring of pivot performance and machine health**

Accessible through connected **platform and mobile devices**

CUSTOMER OUTCOMES

Increased equipment uptime	Lower labor & maintenance cost	Increased risk management

VALMONT OUTCOMES

Increased aftermarket parts sales & deeper customer relationships

"Congratulations to the brand [Valley®] for **providing tools that facilitate operation and reduce time losses** that occur during equipment malfunctions."

- GRUPO RAB

from Los Mochis in Sinaloa (Mexico)



[1] Source: USDA.

[2] Source: University of Wisconsin (7.5-20 bu/acre or $30 to $80/ acre).

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79

Case Study | Irrigation Scheduling

BACKGROUND / INDUSTRY NEED

Rising energy costs and ongoing **drought conditions** across Brazil

Large-scale operation **5,000-acre Terra Roxa** farm relying on 23 center pivots

UNIQUE VALMONT SOLUTION

Implemented advanced Valley® Irrigation Scheduling and precision management across 23 pivots

Enabled more **precise water application** aligned to crop needs and field conditions



CUSTOMER OUTCOMES

13% to 15% reduction in water & energy use

18% increase in crop yields

Elevated São José de la Terra Roxa to a state yield leader on irrigated acres

VALMONT OUTCOMES

Increased technology sales, enhanced value proposition, and strengthened partnership

>90% retention rate

Driving Smarter Irrigation, Higher Yields, and Stronger ROI With Valley® Technology

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80

Capitalize on Increasing Emerging Market-Growth Opportunities

CAPTURING DEMAND DRIVERS IN KEY MARKETS WITH OPPORTUNITY FOR BROADER GLOBAL EXPANSION		STRATEGIC INITIATIVES
Brazil Largest long-term market given low penetration and strong fundamentals	**6X** Market potential, as **only 10%** of ag land is currently **irrigated**[1]	
Middle East & Africa Water scarcity & food security drives irrigation expansion	Enabling **~17%** total increase in cereal production over the next 10 years[2]	

STRATEGIC INITIATIVES

- **Expanding irrigation projects** in emerging markets
- **Broadening footprint in existing and new markets** in early adoption of irrigation technology
- **Providing water and power access to support turn-key irrigation projects** building local capability, and scaling adoption

Focused on Near-Term Opportunities in Brazil and Africa, While Positioning for Broader Global Expansion

[1] Source: ABIMAQ and Embrapa.
[2] Source: OECD-FAO Agricultural Outlook 2025-2034.

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81

Value-Creation Bridge: How Ag Contributes $2 EPS

Sustainable Demand, Recurring Revenue Opportunities, and Technology Adoption Drive Earnings

1	DEMAND	Pivot replacement cycle
2	INSTALLED BASE	Recurring aftermarket parts on 250k+ Valley® pivots
3	TECHNOLOGY	AgSense® 365 and machine diagnostics

2025 – 2029E

~$2

Incremental EPS Contribution[1]

The ~$2 EPS Contribution Is Supported by Visible, Controllable Value Drivers

valmont

[1] Please see Reg. G reconciliation to GAAP measures at the end of the presentation.

82

Agriculture Driving Long-Term Value Creation

Structural Tailwinds Support Long-Term Growth

Leader in Irrigation, Positioned to Win

Margin-Accretive Growth From Aftermarket and Technology

Disciplined International Expansion Drives More Profitable Growth


Agriculture Outlook
2025 – 2029E
Mid-Teens Operating Margin
Baseline Scenario
(High-Teens Mid-Cycle Potential)
~$2
Incremental EPS[1]
Double-Digit Growth
in Aftermarket and Technology Sales

[1] Please see Reg. G reconciliation to GAAP measures at the end of the presentation.

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83

+IRIVEXMRK0EWXMRK 7LEVILSPHIV:EPYI 'LMIJ*MRERGMEP3JJMGIV .SLR7GL[MIX^

Well - Positioned for Continued, Sustainable EPS Growth Over Time 'PIEV4EXLXS(IPMZIV)47 )\TERHMRK7XVYGXYVEP1EVKMRW Strengthening commercial execution, operational excellence, and scalable operating leverage (VMZMRK3VKERMG6IZIRYI+VS[XL Capturing strong utility market demand with strategic investments and commercial excellence &YMPHMRKSRE7XVSRK*SYRHEXMSRJSV'SRXMRYIH4VSJMXEFPI+VS[XL O ptimized platform enabling durable, high - quality earnings growth +IRIVEXMRK'EWLERH(MWGMTPMRIH'ETMXEP%PPSGEXMSR Optimizing the balance sheet to fund return - driven investments, support dividends, and deliver value - enhancing returns to shareholders

3TXMQM^IH4PEXJSVQ(VMZMRK,MKLIV 5YEPMX]+VS[XLERH)EVRMRKW4S[IV Delivering Resilience and Disciplined Performance, While Creating a Stronger Foundation for Growth 4PIEWIWII6IK+VIGSRGMPMEXMSRXS+%%4QIEWYVIWEXXLIIRHSJXLITVIWIRXEXMSR 2023 2024 2025 2026 Guidance Midpoint 2IX7EPIW ($M) %HNYWXIH (MPYXIH )47 2023 2024 2025 2026 Guidance Midpoint +VS[XLMR-RJVEWXVYGXYVI offset by downturn in Agriculture markets and strategic deselections 2023 2024 2025 2026 Guidance Midpoint %HNYWXIH 3TIVEXMRK-RGSQI ($M) ERH 1EVKMR %HNYWXIH STIVEXMRKMRGSQIKVS[XLSJ b '%+6 driven by profitability improvements from portfolio realignment and strategic cost initiatives %HNYWXIH HMPYXIH)47KVS[XLSJ b '%+6 on flattish revenue driven by disciplined capital allocation and profitability improvements

'SRXMRYMRKXS(VMZI 'EWL+IRIVEXMSR Commercial and operational excellence driving margin expansion Focused on cash conversion cycle through working capital optimization Disciplined approach to business investments Provides flexibility to reinvest at high returns Durable Cash Flow Supports Future Growth Investments 6SFYWX3TIVEXMRK'EWL*PS[+IRIVEXMSR $- $100 $200 $300 $400 $500 $600 $700 2023 2024 2025 3TIVEXMRK'EWL*PS[ ($M) Net Working Capital Intensity 1 4PIEWIWII6IK+VIGSRGMPMEXMSRXS+%%4QIEWYVIWEXXLIIRHSJXLITVIWIRXEXMSR

Exceptional Balance Sheet Creates Substantial Strategic Flexibility

As of March 28, 2026

Debt Maturity Profile


Available Credit Under Revolving Facility
Drawn Revolving Credit Facility
Senior Notes
$800
$740
$60
$450
5.00%
$305
5.25%
2030
...
2044
2054

Debt and Capitalization ($M)

Interest-Bearing Debt	$815
Less: Cash in Excess of $50M	$110
Net Indebtedness	$705
Leverage Ratio[1]	1.1x
Total Liquidity	$910

- Well-positioned for future growth through strong liquidity
- Robust track record of cash flow generation
- Ability to flex up to ~2.5x Total Debt to Adjusted EBITDA

Commitment to Investment Grade

BBB+	Baa2
S&P	Moody's

Strong Capacity to Capitalize on Strategic Opportunities

valmont

[1] Please see Reg. G reconciliation to GAAP measures at the end of the presentation.

88

z 6IXYVRMRK 'EWLXS3YV 7LEVILSPHIVW +VS[MRK3YV &YWMRIWW (MWGMTPMRIH'ETMXEP%PPSGEXMSR7XVEXIK]%PMKRIH;MXL 'SVI&YWMRIWW2IIHW '%4-8%0%003'%8-3246-36-8-)7 Operating capital investment to support organic growth, primarily for Utility 1 Programmatic share repurchases strategy to enhance long term shareholder value 2 Dividend increases in line with earnings growth 3 Disciplined and strategic M&A with focus on EPS accretion and ROIC 4 34)6%8-2+'%7,*03;%003'%8-32 CapEx M&A Dividends Buybacks Disciplined and Balanced Capital Allocation Driving Enhanced Shareholder Value

Value Drivers: Delivering Long-Term Profitable Growth

		2025 – 2029E Approximate Incremental Contribution: Sales	2025 – 2029E Approximate Incremental Contribution: Adjusted[1] Diluted EPS
Capture Above-Market Growth in Utility	Utility partnerships with key market leaders Capacity and throughput expansions	$1B	$10
Strengthen to Unlock Efficiency & Performance[2]	Drive strategic commercial initiatives Advance engineering and operational excellence	$300M	$4
Enable Through Disciplined Resource Allocation	Programmatic share repurchases Capital allocation strategy aligned with business needs	N/A	$2

2029E Financial Outlook

$5.4B Net Sales

$35 EPS

Executing Our Long-term Strategy to Drive Market Outperformance

[1] Please see Reg. G reconciliation to GAAP measures at the end of the presentation.
[2] Sales and EPS include select Infrastructure product lines and Ag. EPS represents a net number and includes a reduction of $1 for a normalized tax rate of ~26%.

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90

Opportunities for Growth Beyond $35 EPS

Actions Driving Incremental Opportunity to Full Stack 2029 Financial Outlook

Capture Above-Market Growth in Utility

- Additional Utility growth
- Throughput actions outperform

Strengthen to Unlock Efficiency & Performance

- Mid-cycle growth in Agriculture
- Infrastructure strengthening initiatives exceed expectations

Enable Through Disciplined Resource Allocation

- Additional share repurchases
- Strategic M&A

Full Stack 2029E Adjusted Diluted EPS Outlook


$19.09
$35
$35+
2025 Actual[1]
2029 Plan
2029 Full Stack

Multiple Levers to Compound Attractive EPS Growth

valmont

[1] Please see Reg. G reconciliation to GAAP measures at the end of the presentation.

91

2026-2029 Cash Flow and Balance Sheet Flexibility Supports Capital Deployment Capacity

$ in Billions


$2.5
$1.0
Maintenance
Growth CapEx
$1.5
$1.2
Revolver Flex Up
Revolver
$2.7
2026 – 2029E Operating Cash Flow
CapEx
FCF Generation
Debt Capacity
2026 – 2029E Capital Capacity

Key Capital Allocation Highlights

Strong earnings supports meaningful cash flow generation

Balance sheet strength provides flexibility for incremental capital deployment

Disciplined capital allocation prioritizes growth capex and buybacks while preserving deployment flexibility

Meaningful liquidity enhances strategic capital deployment flexibility

Substantial Financial Capacity Enables Execution on Growth Opportunities

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92

Financial Outlook Summary

Net Sales ($B)



+7.1%
CAGR
$4.1
$5.4
2025
2029E

Operating Margin



+390
bps
13.1%
17.0%
2025 Adj.[1]
2029E

Diluted EPS



+16.4%
CAGR
$19.09
$35.00
2025 Adj.[1]
2029E

ROIC



+340
bps
17.6%
21.0%
2025 Adj.[1]
2029E

KEY ASSUMPTIONS

- Utility market growth
- Continued softness in agriculture markets
- ~26% tax rate
- Does not include M&A or balance sheet leverage
- No material change in regulatory environment

Strong Confidence in Achieving 2029 Targets, Building on a Solid Foundation for Growth

[1] Estimated compound annualized growth rates from base year 2025; organic sales growth only.
[2] Please see Reg. G reconciliation to GAAP measures at the end of the presentation.

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93

'PSWMRK6IQEVOW 4VIWMHIRX'LMIJ)\IGYXMZI3JJMGIV %ZRIV%TTPFEYQ

A System Built to Convert Durable Demand Into Shareholder Value

WHY WE WIN

Market Leadership & Embedded Customer Relationships

Industry-Leading Engineering

Resilient Operational Foundation

X

VALUE DRIVERS

Capture Above-Market Growth in Utility

Strengthen to Unlock Efficiency & Performance

Enable through Disciplined Resource Allocation

=

DURABLE SHAREHOLDER VALUE

Expect to Achieve

$35 EPS

Positioned for Continued Compounding Beyond 2029E

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95

5%

%TTIRHM\

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures

Management utilizes non-GAAP financial measures to assess the Company's historical and prospective financial performance, evaluate operational profitability on a consistent basis, factor into executive compensation decisions, and enhance transparency for the investment community. These non-GAAP measures are intended to supplement, not replace, the Company's reported financial results prepared in accordance with GAAP. It is important to note that other companies may calculate these measures differently, which can limit their usefulness for comparison across organizations.

The following non-GAAP measures have been included in this financial communication:

Adjusted Operating Income, Adjusted Operating Margin, Adjusted Net Earnings, and Adjusted Diluted EPS: These metrics provide meaningful supplemental insights into the Company's operating performance by excluding items that are not considered part of core operating results. This approach enhances comparability across reporting periods. Adjustments may include costs or benefits associated with acquisitions, expenses related to realignment or restructuring programs, goodwill or intangible asset impairment, significant expenses or benefits from changes in tax laws or rates, cumulative effects of changes in accounting standards, refinancing-related expenses, loss or gain from a partial or full settlement of the U.K defined benefit pension plan obligation, losses from natural disasters, and other non-recurring items.

Adjusted EBITDA: This metric is a key component of a financial ratio included in the covenants of our major debt agreements. It is calculated as net earnings before interest, taxes, depreciation, amortization, stock-based compensation, and other adjustments as outlined in the applicable debt agreements. This metric offers investors and analysts valuable insights into the Company's core operating performance. Adjusted EBITDA margin is also used to evaluate profitability.

Leverage Ratio: This ratio is calculated by taking the sum of interest-bearing debt, minus unrestricted cash in excess of $50.0 million (but not exceeding $500.0 million), and dividing it by Adjusted EBITDA. This is a key financial ratio included in the covenants of our major debt agreements and is calculated on a rolling four-fiscal-quarter basis.

Working Capital Intensity: This metric measures the level of net working capital required to support revenue generation, calculated as current assets minus current liabilities (excluding cash) divided by net sales. It provides insight into the efficiency of working capital management and the amount of capital tied up in operations relative to sales, enabling investors to assess how effectively the Company converts revenue into cash and manages liquidity.

ROIC: Return on invested capital ("ROIC") and adjusted ROIC are key operating ratios that enable investors to assess our operating performance relative to the investment needed to generate operating profit. ROIC is calculated as after-tax operating income divided by the average of beginning and ending invested capital. Adjusted ROIC is calculated as after-tax adjusted operating income divided by the average of beginning and ending invested capital. Invested capital represents total assets minus total liabilities (excluding interest-bearing debt and redeemable noncontrolling interests).

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99

*YPP =IEV*MRERGMEP3YXPSSO Key Assumptions • Capital Expenditures to be between $170 to $200 million • Effective tax rate to be ~26.0% • Steel cost assumptions are aligned with futures markets as of April 17, 2026 • Foreign currency assumptions based on FX rates as of April 17, 2026 • Includes the current tariffs as of April 17, 2026 and assumes no material change in the trade or tariff environment At midpoint, represents 4.8% revenue growth and 17.9% EPS 1 growth ~Y/Y April 21, 2026 Outlook  2.5% to 7%  $4.2B to $4.4B Net Sales  7% to 12%  $3.3B to $3.45B  Infrastructure  Net Sales  (11)% to (6)%  $0.9B to $0.95B  Agriculture  Net Sales  12% to 23%  $605M to $660M Operating Income 1 13% to 23%  $21.50 to $23.50  Diluted EPS 1 4PIEWIWII6IK+VIGSRGMPMEXMSRXS+%%4QIEWYVIWEXIRHSJHSGYQIRX ]IEV SZIV]IEVGSQTEVMWSRMWXSRSR +%%4

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures

In Thousands, Except Per-Share Amounts

	2023		2024		2025	
	Fifty-two weeks ended	Diluted earnings per share[1]	Fifty-two weeks ended	Diluted earnings per share[1]	Fifty-two weeks ended	Diluted earnings per share[1]
Net earnings attributable to Valmont Industries, Inc. including change in redemption value of redeemable noncontrolling interests - as reported	$ 143,475	$ 6.78	$ 348,259	$ 17.19	$ 334,784	$ 16.79
Less: Change in redemption value of redeemable noncontrolling interests	7,374	0.35	—	—	15,489	0.78
Net earnings attributable to Valmont Industries, Inc.	150,849	7.13	348,259	17.19	350,273	17.57
Impairment of long-lived assets	140,844	6.66	—	—	91,337	4.58
Realignment charges	35,210	1.66	—	—	16,066	0.81
Other non-recurring charges	5,626	0.27	—	—	14,874	0.75
Total adjustments, pre-tax	181,680	8.59	—	—	122,277	6.13
Tax effect of adjustments[2]	(14,550)	(0.69)	—	—	(13,453)	(0.67)
Loss from Argentine peso hyperinflation, net of tax, attributable to Valmont Industries, Inc.	2,535	0.12	—	—	—	—
Non-recurring tax benefit items	(3,588)	(0.17)	—	—	(78,494)	(3.94)
Net earnings attributable to Valmont Industries, Inc. - adjusted	$ 316,926	$ 14.98	$ 348,259	$ 17.19	$ 380,603	$ 19.09
Average shares outstanding - diluted		21,159		20,261		19,937

[1] Earnings per share includes rounding.
[2] The tax effect of adjustments is calculated based on the income tax rate in each applicable jurisdiction.

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4VIWMHIRX'LMIJ)\IGYXMZI3JJMGIV %ZRIV %TTPFEYQ Avner Applbaum is the President and Chief Executive Officer of Valmont, leading a team of 11 , 000 employees working in more than 20 countries . Under his leadership, Valmont delivers engineered structures that support critical infrastructure globally, and advances agriculture productivity as the industry leader in mechanized irrigation . As President and CEO, Applbaum is committed to executing Valmont’s long - term strategy, fostering customer - driven innovation, and driving continuous improvement across the organization . His leadership emphasizes strategic growth, operational excellence, and leveraging technology to enhance Valmont’s impact on the industries it serves . Applbaum became President and CEO in 2023 after joining Valmont in 2020 as Executive Vice President and Chief Financial Officer . In that role, he shaped and executed the company’s financial strategy while overseeing all financial operations, as well as information technology, cybersecurity, and technology innovation . Before joining Valmont, Applbaum held multiple CFO roles at private - equity - backed companies and spent more than 15 years in senior financial and operational positions at publicly traded manufacturers, including Ametek , Belden, and TE Connectivity (formerly Tyco Electronics) . He began his career at Ernst & Young . Applbaum holds a Bachelor of Arts in Accounting and Economics from Bar - Ilan University in Israel .

4VIWMHIRX-RJVEWXVYGXYVI 'LVMW'SP[IPP Chris Colwell is President of Infrastructure at Valmont, leading the company’s North America Utility, Lighting & Transportation, and Coatings businesses, driving the strategic direction for product development, manufacturing and market expansion . Chris brings deep market expertise and a strong customer focus to his leadership, delivering solutions to meet the growing demand for energy, strengthening the electrical grid, and modernizing aging infrastructure . He joined Valmont in 2011 as Vice President and General Manager of the North American Utility business . Since then, he has held roles of increasing responsibility within the Infrastructure segment . Prior to joining Valmont, Chris held leadership positions in sales, marketing, engineering, and operations at Bosch and L . R . Nelson Corporation, leading teams that delivered transformative business outcomes . Chris holds a Bachelor of Science in International Business from Bradley University and technical certification in Product Development, Marketing Excellence and Advanced Analytics from Bosch in Stuttgart, Germany .

:4+12SVXL%QIVMGE9XMPMX] .SI9PVMGL Joe Ulrich is Valmont's Vice President and General Manager of North America Utility, accountable for driving the strategic direction for product management, demand generation, and project execution for our valued customers . Joe brings deep market expertise and a strong customer focus to his leadership, delivering solutions to meet the growing demand for energy, strengthening the electrical grid, and delivering on Valmont’s value proposition for our customers .  He joined Valmont in 2003 and has held several diverse roles of increasing responsibility within the North America Infrastructure businesses . Joe has supported the Utility Market for more than 20 years, building strong customer and stakeholder relationships . Joe holds a Bachelor of Science in Business Administration from The University of Nebraska, Lincoln and holds several leadership and technical certifications earned while serving in the US Army Reserves .

7IRMSV%HZMWSV4S[IV-RWMKLXW .IER6SPPMRW Jean Rollins is a recognized leader in utility infrastructure forecasting and power sector strategy, with more than three decades of experience advising utilities, energy infrastructure companies, investors, and industrial manufacturers across North America . She currently serves as a Senior Advisor at Power Insights, where she leads analysis of utility capital investment trends and long - range infrastructure spending across the transmission, distribution, and generation sectors .

7:4 3TIVEXMSRW2SVXL%QIVMGE-RJVEWXVYGXYVI 7LERRSR)KKIVX Shannon Eggert is Senior Vice President of North America Operations for Valmont, with responsibility for approximately 4 , 900 employees supporting $ 2 . 0 billion in annual revenue across the company's North American infrastructure manufacturing platform . With more than 25 years of manufacturing and operational leadership experience, he oversees capacity expansion, manufacturing technology, supply chain execution, and operational performance across Valmont's utility, lighting & transportation, concrete, and composites businesses . Shannon joined Valmont in 2011 and has held several senior leadership roles across business operations, infrastructure growth, and enterprise transformation . Shannon holds a Master of Business Administration from the University of Nebraska Omaha and a Bachelor of Science in Industrial Management from Peru State College .

'LMIJ %-(MKMXEP8VERWJSVQEXMSR %QMX&PIWWIV Amit Blesser is Valmont's Chief AI and Digital Transformation, responsible for advancing the company's artificial intelligence strategy and accelerating digital transformation initiatives across the enterprise . He partners with business and technology leaders to identify opportunities where data, AI, and emerging technologies can drive innovation, improve operational performance, and create greater value for customers . Amit has more than 25 years of experience in software engineering, data science, artificial intelligence, and technology leadership . Prior to joining Valmont via the acquisition of Prospera Technologies in 2020 , he held several leadership roles with Prospera, including Vice President of Research & Development, General Manager of Israel, and Vice President of Data . Amit also held leadership positions in data science, analytics, and software development across a variety of technology - focused organizations . His experience spans product innovation, advanced analytics, software engineering, and organizational transformation, enabling him to bridge technical expertise with business strategy . Amit holds both a Master of Arts and a Bachelor of Arts in Economics from Ben - Gurion University of the Negev .

4VIWMHIRX -RJVEWXVYGXYVI +VIK8YVM Greg Turi is President of Infrastructure at Valmont, leading the company’s Telecom and international infrastructure businesses . He brings a strong background in engineering and commercial leadership to the role, guiding teams that leverage deep market and industry expertise to deliver innovative solutions and exceptional customer service . Since joining Valmont in 2010 as a Strategic Account Manager in the Utility business, he has held a range of commercial and operational leadership positions, including General Manager, Vice President of Sales, and Vice President and General Manager of International Utility . Most recently, Greg led Valmont’s Solar and Telecom businesses, with responsibility for strategic development, global operational and commercial efficiency, and product and technology innovation . Prior to joining Valmont, Greg held engineering and commercial leadership roles at Comair Rotron , a thermal management company serving the telecommunications and automotive industries . Greg earned a Bachelor of Science in Mechanical Engineering from the University of Rhode Island .

+VSYT4VIWMHIRX%KVMGYPXYVI (EVV]P1EXXLI[W Darryl Matthews is Group President of Agriculture at Valmont, leading the strategic direction of the company’s Agriculture segment . He is responsible for advancing the Valley ® Irrigation brand, strong dealer and customer partnerships and technology integration that drives agricultural productivity . Matthews joined Valmont in 2024 , bringing deep industry expertise developed over decades in the agriculture sector . Before Valmont, he served as Senior Vice President of Natural Resources & Autonomy at Trimble, delivering integrated technology solutions for agriculture, construction, and infrastructure . He previously held leadership roles including President and General Manager, NAFTA at Nufarm Americas and multiple positions at Dow AgroSciences . Matthews holds a Bachelor of Science in Agriculture from the University of Guelph and is recognized for his leadership in agriculture technology expertise and market insights .

'LMIJ*MRERGMEP3JJMGIV .SLR7GL[MIX^ John Schwietz is Valmont's Chief Financial Officer, accountable for the company’s global financial strategy and core finance functions . As a member of the executive leadership team, he works closely with leaders across the organization to support disciplined capital allocation, operational execution, and long - term value creation . Schwietz was appointed CFO in 2026 after serving as President of International Agriculture . In that role, he guided performance across diverse international markets, strengthened operating results, and built a global leadership team aligned to Valmont’s strategy . Previously, Schwietz held several senior finance leadership roles at Valmont, including Vice President of Finance for the Utility and Renewable Generation businesses . Across these roles, he supported portfolio actions, margin improvement efforts, and growth initiatives . Schwietz joined Valmont in 2009 and has held positions of increasing responsibility across finance, business development, and general management, with leadership experience across North America, Latin America, Europe, Africa, and Asia . Prior to joining Valmont, Schwietz worked in international banking . He holds a Master of Business Administration and a Bachelor of Arts from Creighton University .

7:4'ETMXEP1EVOIXW6MWO8VIEWYVIV 6IRII'EQTFIPP Renee Campbell is Senior Vice President, Capital Markets & Risk / Treasurer at Valmont . She supports the company’s long - term growth strategy, leading the investor relations function, overseeing capital structure and treasury operations, and driving initiatives to enhance working capital efficiency . She also oversees Risk Management, including Enterprise Risk and Insurance, within the Corporate Treasury function, strengthening the company’s enterprise - wide view of risk . Campbell began her career at Valmont in 1995 and has held a series of progressive finance leadership roles, including credit management, international trade finance and corporate treasury . She rejoined the company in 2017 as Director, Investor Relations and Corporate Communications, was promoted to SVP/Treasurer in 2022 and assumed her current role in December 2025 . Throughout her tenure, she has elevated engagement with investors, industry analysts, banks and credit rating agencies, and strengthened institutional understanding of Valmont’s strategic direction, performance and long - term outlook . Her broader career includes treasury and cash operations leadership roles at West Corporation and ACI Worldwide . She earned her Bachelor of Science in Business Administration from the University of Nebraska – Lincoln .